ARK FUNDS
                           CORPORATE CLASS PROSPECTUS

                       SUPPLEMENT DATED JANUARY 1, 2002 TO
                CORPORATE CLASS PROSPECTUS DATED AUGUST 21, 2001


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective January 1, 2002, ARK Funds Distributors, LLC is the distributor of the Portfolios.

The section captioned "DISTRIBUTION OF PORTFOLIO SHARES" is replaced in its entirety with the following:

ARK Funds Distributors, LLC, the Distributor of ARK Funds, receives no compensation for its distribution of Corporate Class Shares.

In the section captioned "MORE INFORMATION ABOUT ARK FUNDS" the information under the term "DISTRIBUTOR" is replaced in its entirety with the following:

ARK Funds Distributors, LLC
Two Portland Square
Portland, Maine 04101


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE